EXHIBIT 10.2

ROSS MILLER                                                      Document Number
Secretary of State                                                20080551838-70
206 North Carson Street                                     Filing Date and Time
Carson City, Nevada 89701-4299                               08/19/2008 11:01 AM
(775) 684 5708                                                     Entity Number
Website: secretaryofstate.biz                                      E0483492006-0

                                                         Filed in the office of

                                                             /s/ Ross Miller
                                                             ROSS MILLER
                                                             Secretary of State
   ARTICLES OF MERGER                                        State of Nevada
(PURSUANT TO NRS 92A.200)
         PAGE 1

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

                (Pursuant to Nevada Revised Statutes Chapter 92A)
                             (excluding 92A.200(4b))

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box [ ] and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.

     Your Digital Memories Inc.
     Name of merging entity

     Nevada
     Jurisdiction                                       Entity type *


     Waste to Energy Group, Inc.
     Name of merging entity

     Nevada
     Jurisdiction                                       Entity type *

     Name of merging entity

     Jurisdiction                                       Entity type *

     Name of merging entity

     Jurisdiction                                       Entity type *

     and,

     Your Digital Memories Inc.
     Name of surviving entity

     Nevada
     Jurisdiction                                       Entity type *


* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

                                              ABOVE SPACE IS FOR OFFICE USE ONLY


   ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)
         PAGE 2




2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):

               Attn:

               c/o:

3)   (Choose one)

     [X] The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

     [ ] The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box [ ] and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

     (a)  Owner's approval was not required from

          Your Digital Memories Inc.
          Name of merging entity, if applicable

          Waste to Energy Group, Inc.
          Name of merging entity, if applicable


          Name of merging entity, if applicable


          Name of merging entity, if applicable

          and, or;

          Your Digital Memories Inc.
          Name of surviving entity, if applicable


This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

                                              ABOVE SPACE IS FOR OFFICE USE ONLY


   ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)
         PAGE 3



     (b)  The plan was approved by the required consent of the owners of *:


          Name of merging entity, if applicable


          Name of merging entity, if applicable


          Name of merging entity, if applicable


          Name of merging entity, if applicable

          and, or;

          Name of surviving entity, if applicable


* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.


This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

                                              ABOVE SPACE IS FOR OFFICE USE ONLY


   ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)
         PAGE 4



(c)  Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

     The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.


          Name of merging entity, if applicable


          Name of merging entity, if applicable


          Name of merging entity, if applicable


          Name of merging entity, if applicable

          and, or;


          Name of surviving entity, if applicable


This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

                                              ABOVE SPACE IS FOR OFFICE USE ONLY


   ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)
         PAGE 5



5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

     Article One of the Articles of Incorporation of Your Digital Memories Inc. is hereby amended to change the name of Your Digital Memories Inc. to Waste to Energy Group Inc.






6)   Location of Plan of Merger (check a or b):

     [X] (a) The entire plan of merger is attached;

     or,

     [ ] (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional)**: 9/4/08


* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A. 180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

                                              ABOVE SPACE IS FOR OFFICE USE ONLY


   ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)
         PAGE 6


8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)* (if there are more than four merging entities, check box [ ] and attach an "8 1/2 x 11 " blank sheet containing the required information for each additional entity.):


          Your Digital Memories Inc.
          Name of merging entity

          /s/ A. Bard                      President                    8/14/08
          Signature                          Title                        Date

          Waste to Energy Group, Inc.
          Name of merging entity

          /s/ A. Bard                      President                    8/14/08
          Signature                          Title                        Date

          Name of merging entity

          Signature                          Title                        Date

          Name of merging entity

          Signature                          Title                        Date

          Your Digital Memories Inc.
          Name of surviving entity

          /s/ A. Bard                      President                    8/14/08
          Signature                          Title                        Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.


This form must be accompanied by appropriate fees.

                          AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT dated as of August 14, 2008.

BETWEEN:

          WASTE TO ENERGY GROUP INC., a Nevada corporation, having its office at 15 Zichron Ya`akov, Suite 23 Entrance B., Jerusalem, 94421

          ("Waste to Energy")

AND:

          YOUR DIGITAL MEMORIES INC., a Nevada corporation, having its office at 15 Zichron Ya`akov, Suite 23 Entrance B., Jerusalem, 94421

          ("Your Digital Memories")

WHEREAS:

A. Waste to Energy is the wholly-owned subsidiary of Your Digital Memories;

B. The board of directors of Waste to Energy and Your Digital Memories deem it advisable and in the best interests of their respective companies and shareholders that Waste to Energy be merged with and into Your Digital Memories, with Your Digital Memories remaining as the surviving corporation under the name "Waste to Energy Group Inc.";

C. The board of directors of Waste to Energy has approved the plan of merger embodied in this Agreement; and

D. The board of directors of Your Digital Memories has approved the plan of merger embodied in this Agreement.

THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the parties hereto do hereby agree to merge on the terms and conditions herein provided, as follows:

1. THE MERGER

1.1 THE MERGER

     Upon the terms and subject to the conditions hereof, on the Effective Date (as hereinafter defined), Waste to Energy shall be merged with and into Your Digital Memories in accordance with the applicable laws of the State of Nevada (the "MERGER"). The separate existence of Waste to Energy shall cease, and Your

Digital Memories shall be the surviving corporation under the name "Waste to Energy Group Inc." (the "SURVIVING CORPORATION") and shall be governed by the laws of the State of Nevada.

1.2 EFFECTIVE DATE

     The Merger shall become effective on the date and at the time (the "EFFECTIVE DATE") that:

     (a) the Articles of Merger, in substantially the form annexed hereto as Appendix A, that the parties hereto intend to deliver to the Secretary of State of the State of Nevada, are accepted and declared effective by the Secretary of State of the State of Nevada; and

     (b) after satisfaction of the requirements of the laws of the State of Nevada.

1.3 ARTICLES OF INCORPORATION

     On the Effective Date, the Articles of Incorporation of Your Digital Memories, as in effect immediately prior to the Effective Date, shall continue in full force and effect as the Articles of Incorporation of the Surviving Corporation except that Article 1 of the Articles of Incorporation of Your Digital Memories, as the Surviving Corporation, shall be amended to state that the name of the corporation is "Waste to Energy Group Inc.".

1.4 BYLAWS

     On the Effective Date, the Bylaws of Your Digital Memories, as in effect immediately prior to the Effective Date, shall continue in full force and effect as the bylaws of the Surviving Corporation.

1.5 DIRECTORS AND OFFICERS

     The directors and officers of Your Digital Memories immediately prior to the Effective Date shall be the directors and officers of the Surviving Corporation, until their successors shall have been duly elected and qualified or until otherwise provided by law, the Articles of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

2. CONVERSION OF SHARES

2.1 COMMON STOCK OF YOUR DIGITAL MEMORIES

     Upon the Effective Date, by virtue of the Merger and without any action on the part of any holder thereof, each share of common stock of Your Digital Memories, par value of $0.001 per share, issued and outstanding immediately prior to the Effective Date shall be changed and converted into one fully paid and non-assessable share of the common stock of the Surviving Corporation, par value of $0.001 per share (THE "SURVIVOR STOCK").

2.2 COMMON STOCK OF WASTE TO ENERGY

     Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of common stock of Waste to Energy, par value of $0.001 per share, issued and outstanding immediately prior to the Effective Date shall be cancelled.

2.3 EXCHANGE OF CERTIFICATES

     Each person who becomes entitled to receive any Survivor Stock by virtue of the Merger shall be entitled to receive from the Surviving Corporation a certificate or certificates representing the number of Survivor Stock to which such person is entitled as provided herein.

3. EFFECT OF THE MERGER

3.1 RIGHTS, PRIVILEGES, ETC.

     On the Effective Date of the Merger, the Surviving Corporation, without further act, deed or other transfer, shall retain or succeed to, as the case may be, and possess and be vested with all the rights, privileges, immunities, powers, franchises and authority, of a public as well as of a private nature, of Waste to Energy and Your Digital Memories; all property of every description and every interest therein, and all debts and other obligations of or belonging to or due to each of Waste to Energy and Your Digital Memories on whatever account shall thereafter be taken and deemed to be held by or transferred to, as the case may be, or invested in the Surviving Corporation without further act or deed, title to any real estate, or any interest therein vested in Waste to Energy or Your Digital Memories, shall not revert or in any way be impaired by reason of this merger; and all of the rights of creditors of Waste to Energy and Your Digital Memories shall be preserved unimpaired, and all liens upon the property of Waste to Energy or Your Digital Memories shall be preserved unimpaired, and all debts, liabilities, obligations and duties of the respective corporations shall thenceforth remain with or be attached to, as the case may be, the Surviving Corporation and may be enforced against it to the same extent as if all of said debts, liabilities, obligations and duties had been incurred or contracted by it.

3.2 FURTHER ASSURANCES

     From time to time, as and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of Waste to Energy such deeds and other instruments, and there shall be taken or caused to be taken by it such further other action, as shall be appropriate or necessary in order to vest or perfect in or to confirm of record or otherwise in the Surviving Corporation the title to and possession of all the property, interest, assets, rights, privileges, immunities, powers, franchises and authority of Waste to Energy and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of Waste to Energy or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

4. GENERAL

4.1 ABANDONMENT

     Notwithstanding any approval of the Merger or this Agreement by the shareholders of Waste to Energy or Your Digital Memories or both, this Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, by mutual written agreement of Waste to Energy and Your Digital Memories.

4.2 AMENDMENT

     At any time prior to the Effective Date, this Agreement may be amended or modified in writing by the board of directors of both Waste to Energy and Your Digital Memories.

4.3 GOVERNING LAW

     This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada.

4.4 COUNTERPARTS

     In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

4.5 ELECTRONIC MEANS

     Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date hereof.

IN WITNESS WHEREOF, the parties hereto have entered into and signed this Agreement as of the date set forth above.

WASTE TO ENERGY GROUP INC.

Per: /s/ A. Bard
    --------------------------------------------
    Authorized Signatory

YOUR DIGITAL MEMORIES INC.

Per: /s/ A. Bard
    --------------------------------------------
    Authorized Signatory

                                   APPENDIX A

                   To the Agreement and Plan of Merger between
                    Waste to Energy and Your Digital Memories


ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

   ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)
         PAGE 1

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

                (Pursuant to Nevada Revised Statutes Chapter 92A)
                             (excluding 92A.200(4b))

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box [ ] and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.

     Waste to Energy Group, Inc.
     Name of merging entity

     Nevada                                             Corporation
     Jurisdiction                                       Entity type *

     Your Digital Memories Inc.
     Name of merging entity

     Nevada                                             Corporation
     Jurisdiction                                       Entity type *

     Name of merging entity

     Jurisdiction                                       Entity type *

     Name of merging entity

     Jurisdiction                                       Entity type *

     and,

     Your Digital Memories Inc.
     Name of surviving entity

     Nevada                                             Corporation
     Jurisdiction                                       Entity type *


* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

   ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)
         PAGE 1

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

                (Pursuant to Nevada Revised Statutes Chapter 92A)
                             (excluding 92A.200(4b))

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box [ ] and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.

     Your Digital Memories Inc.
     Name of merging entity

     Nevada
     Jurisdiction                                       Entity type *

     Waste to Energy Group, Inc.
     Name of merging entity

     Nevada
     Jurisdiction                                       Entity type *

     Name of merging entity

     Jurisdiction                                       Entity type *

     Name of merging entity

     Jurisdiction                                       Entity type *

     and,

     Your Digital Memories Inc.
     Name of surviving entity

     Nevada
     Jurisdiction                                       Entity type *


* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

                                              ABOVE SPACE IS FOR OFFICE USE ONLY


   ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)
         PAGE 2




2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):

               Attn:

               c/o:

3)   (Choose one)

     [X] The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

     [ ] The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box [ ] and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

     (a)  Owner's approval was not required from

          Your Digital Memories Inc.
          Name of merging entity, if applicable

          Waste to Energy Group, Inc.
          Name of merging entity, if applicable


          Name of merging entity, if applicable


          Name of merging entity, if applicable

          and, or;

          Your Digital Memories Inc.
          Name of surviving entity, if applicable


This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

                                              ABOVE SPACE IS FOR OFFICE USE ONLY


   ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)
         PAGE 3



     (b)  The plan was approved by the required consent of the owners of *:


          Name of merging entity, if applicable


          Name of merging entity, if applicable


          Name of merging entity, if applicable


          Name of merging entity, if applicable

          and, or;

          Name of surviving entity, if applicable


* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.


This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

                                              ABOVE SPACE IS FOR OFFICE USE ONLY


   ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)
         PAGE 4



(c)  Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

     The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.


          Name of merging entity, if applicable


          Name of merging entity, if applicable


          Name of merging entity, if applicable


          Name of merging entity, if applicable

          and, or;


          Name of surviving entity, if applicable


This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

                                              ABOVE SPACE IS FOR OFFICE USE ONLY


   ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)
         PAGE 5



5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

     Article One of the Articles of Incorporation of Your Digital Memories Inc. is hereby amended to change the name of Your Digital Memories Inc. to Waste to Energy Group Inc.





6)   Location of Plan of Merger (check a or b):

     [X] (a) The entire plan of merger is attached;

     or,

     [ ] (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional)**: 9/4/08


* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A. 180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

                                              ABOVE SPACE IS FOR OFFICE USE ONLY


   ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)
         PAGE 6


8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)* (if there are more than four merging entities, check box [ ] and attach an "8 1/2 x 11 " blank sheet containing the required information for each additional entity.):


          Your Digital Memories Inc.
          Name of merging entity

          /s/ A. Bard                      President                    8/14/08
          Signature                          Title                        Date

          Waste to Energy Group, Inc.
          Name of merging entity

          /s/ A. Bard                      President                    8/14/08
          Signature                          Title                        Date

          Name of merging entity

          Signature                          Title                        Date

          Name of merging entity

          Signature                          Title                        Date

          Your Digital Memories Inc.
          Name of surviving entity

          /s/ A. Bard                      President                    8/14/08
          Signature                          Title                        Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.


This form must be accompanied by appropriate fees.